EXHIBIT 10.21



            FIRST ADDENDUM TO AMENDED AND RESTATED SECURITY AGREEMENT

This First Addendum to Amended and Restated Security Agreement (the "Addendum") is entered into as of the 5th day of September 2001, among John Deere Construction and Forestry Company (f/k/a John Deere Construction Equipment Company), Deere Credit, Inc. and John Deere Company, a division of Deere & Company (collectively referred to as the "Lender") and RDO Agriculture Equipment Co. ("RDO Agriculture"), RDO Equipment Co., RDO Financial Services Co., RDO Material Handling Co., RDO Truck Center Co., RDO Construction Equipment Co. ("RDO Construction") (such entities are referred to herein as the "Borrower").

                                    RECITALS

     A. On July 31, 2000, Lender and Borrower entered into an Amended and Restated Security Agreement pursuant to which Borrower granted Lender a security interest in certain Collateral to secure Indebtedness extended by Lender to Borrower;

     B. The parties are revising the terms of the Indebtedness and wish to amend the Security Agreement to reflect such modifications;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties agree as follows:

     1. Capitalized terms not defined in this Addendum shall have the meaning provided to them in the Security Agreement.

     2. Section 1 of the Security Agreement is amended to modify the following definitions to read in their entirety as follows:

     "Borrower" means RDO Agriculture Equipment Co., RDO Equipment Co., RDO Financial Services Co., RDO Material Handling Co., RDO Truck Center Co., RDO Construction Equipment Co.

     "Collateral" means the following described property of Borrower, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS AND PROCEEDS THEREOF.

   In addition, the word "Collateral" includes the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

   a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements and substitutions for any property described above.

   b) All products and proceeds of any of the property described in this Collateral definition.

   c) All accounts, general intangibles, instruments, rents, moneys, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.



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   d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

   e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Borrower's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

   "Lender" collectively means John Deere Construction and Forestry Company, Deere Credit, Inc. and John Deere Company, a division of Deere & Company, their successors and assigns.

   "Loan Agreement" means the Amended and Restated Loan Agreement dated July 31,
      2000, as amended from time to time thereafter.

          3. Except as expressly amended by this Addendum, the terms and conditions of the Security Agreement remain in full force effect. This Addendum may only be amended or modified by the terms of a written instrument signed by all parties with respect to the matters discussed herein.

   IN WITNESS WHEREOF, the parties hereto have executed this Addendum effective as of the date first above written.


LENDER:                                            BORROWER:

John Deere Construction and Forestry Company       RDO Equipment Co.

By:      /s/ Jeffrey N. Miller                     By:  /s/ Thomas K. Espel
   -----------------------------------------          --------------------------

Its:     Division Manager                          Its: Assistant Secretary
   -----------------------------------------          --------------------------

John Deere Company, a Division of Deere &          RDO Financial Services Co.
Company

By:      /s/ Jeffrey N. Miller                     By:  /s/ Thomas K. Espel
   -----------------------------------------          --------------------------

Its:     Division Manager                          Its: Assistant Secretary
   -----------------------------------------          --------------------------

Deere Credit, Inc.                                 RDO Material Handling Co.

By:      /s/ Jeffrey N. Miller                     By:  /s/ Thomas K. Espel
   -----------------------------------------          --------------------------

Its:     Division Manager                          Its: Assistant Secretary
   -----------------------------------------          --------------------------